EX-99.906 CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Raymond Nolte, President of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 5, 2012	/s/ Raymond Nolte
Raymond Nolte, President (principal executive officer)

I, Robert Phillips, Treasurer and Principal Financial Officer of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 5, 2012	/s/ Robert Phillips
Robert Phillips, Treasurer and Principal Financial Officer (principal financial officer)